SUPPLEMENT TO FIDELITY'S TARGETED INTERNATIONAL EQUITY FUNDS
DECEMBER 30, 1998 PROSPECTUS

The following information replaces similar information for Nordic Fund found in the "Investment Details" section on page P-23:

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer. For example, as of December 31, 1998, approximately 21% of the fund's assets was invested in Nokia Corporation. At that date, Nokia represented approximately 17% of the total capitalization of the Nordic market, as represented by the FT-Actuaries World Nordic Index.

   The following information replaces similar information found in the "Investment Details" section on page P-24:

   PRINCIPAL INVESTMENT RISKS

   Many factors affect each fund's performance. A fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. A fund's reaction to these developments will be affected by the types of the securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR concentrates each fund's investments in a particular country or group of countries, each fund's performance is expected to be closely tied to economic and political conditions within that country or group of countries and to be more volatile than the performance of more geographically diversified funds. When you sell your shares of a fund, they could be worth more or less than what you paid for them.

   The following factors may significantly affect a fund's performance:

       STOCK MARKET VOLATILITY.    The value of equity securities
fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently than small cap stocks, and "growth" stocks can react differently than "value" stocks. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

The following information replaces similar information found in the "Investment Details" section on page P-25:

The NORDIC economies are dependent on the export of natural resources and natural resource products. Efforts to comply with the EMU restrictions by Finland, Denmark and Sweden have resulted in reduced government spending and higher unemployment. Norway has elected not to join the EU and the EMU and, as a result, has more flexibility to pursue different fiscal and economic goals. In addition a small number of companies and industries represent a large portion of the market in each of Denmark, Finland, Norway and Sweden.

   The following information replaces similar information found in the "Investment Details" section on page P-26:

       ISSUER-SPECIFIC CHANGES.    Changes in the financial condition
of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of an issuer's securities.

   The following information replaces similar information found in the "Account Features and Policies" section on page P-33:

   To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses.